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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: MARCH 30, 2001
                       (DATE OF EARLIEST EVENT REPORTED)

                          THE WILLIAMS COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

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
           DELAWARE
 (State or other jurisdiction                                 73-0569878
              of                         1-4174            (I.R.S. Employer
incorporation or organization)  (Commission File Number)  Identification No.)

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

                  ONE WILLIAMS CENTER,
                    TULSA, OKLAHOMA                                                74172
        (Address of principal executive offices)                                 (Zip Code)
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              Registrant's telephone number, including area code:
                                  918-573-2000

                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

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ITEM 5. OTHER EVENTS.

     On March 30, 2001, the board of directors of The Williams Companies, Inc. approved a tax-free spinoff of Williams Communications Group, Inc.'s shares held by Williams to its shareholders of record on April 9, 2001. On April 23, 2001, Williams distributed, in the form of a dividend, 398.5 million shares, or approximately 95 percent of the Williams Communications common stock held by Williams. The distribution consisted of .822399 of a share of Williams Communications' common stock for each share of Williams stock. Included herein are the restated consolidated financial statements and schedules of Williams for the three years ended December 31, 2000 and the related report of independent auditors. In addition, certain other exhibits labeled below as "restated" have been restated to reflect Williams Communications Group, Inc as discontinued operations.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     The Registrant files the following exhibits as part of this report:

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       Exhibit 12.         Computation of Ratio of Earnings to Combined Fixed Charges
                           and Preferred Stock Dividend Requirements for the years
                           ended December 31, 2000, 1999, 1998, 1997, and 1996
                           (Restated)
       Exhibit 23.         Consent of Independent Auditors Ernst & Young LLP
       Exhibit 99(a).      Selected Financial Data (Restated)
       Exhibit 99(b).      Management's Discussion and Analysis of Financial Condition
                           and Results of Operations and Quantitative and Qualitative
                           Disclosures about Market Risk (Restated)
                           The Company's Consolidated Financial Statements for the
                           three years ended December 31, 2000 (Restated), with Report of Independent Auditors, Ernst & Young LLP.
       Exhibit 99(c).      Schedule I -- Condensed Financial Information of Registrant
                           (Restated)
       Exhibit 99(d).      Schedule II -- Valuation and Qualifying Accounts (Restated)
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     Certain matters discussed in this report, excluding historical information, include forward-looking statements -- statements that discuss Williams' expected future results based on current and pending business operations. Williams makes these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995.

     Forward-looking statements can be identified by words such as "anticipates," "believes," "expects," "planned," "scheduled" or similar expressions. Although Williams believes these forward-looking statements are based on reasonable assumptions, statements made regarding future results are subject to a number of assumptions, uncertainties and risks that may cause future results to be materially different from the results stated or implied in this document. Additional information about issues that could lead to material changes in performance is contained in The Williams Companies, Inc.'s 2000 Form 10-K.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE WILLIAMS COMPANIES, INC.

                                                   /s/ GARY R. BELITZ
                                            ------------------------------------
                                            Name: Gary R. Belitz
                                            Title:Controller (Duly Authorized
                                                  Officer and Principal
                                                  Accounting Officer)

Date: May 22, 2001
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                               INDEX TO EXHIBITS

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        EXHIBIT
          NO.                                      DESCRIPTION
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

       Exhibit 12.         Computation of Ratio of Earnings to Combined Fixed Charges
                           and Preferred Stock Dividend Requirements for the years
                           ended December 31, 2000, 1999, 1998, 1997, and 1996
                           (Restated)
       Exhibit 23.         Consent of Independent Auditors Ernst & Young LLP
       Exhibit 99(a).      Selected Financial Data (Restated)
       Exhibit 99(b).      Management's Discussion and Analysis of Financial Condition
                           and Results of Operations and Quantitative and Qualitative
                           Disclosures about Market Risk (Restated)
                           The Company's Consolidated Financial Statements for the
                           three years ended December 31, 2000 (Restated), with Report of Independent Auditors, Ernst & Young LLP.
       Exhibit 99(c).      Schedule I -- Condensed Financial Information of Registrant
                           (Restated)
       Exhibit 99(d).      Schedule II -- Valuation and Qualifying Accounts (Restated)
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